Exhibit 99.2
4Q and Full Year 2025 Earnings Presentation January 22, 2026

2 FORWARD-LOOKING STATEMENTS This presentation and statements by our management may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include, without limitation, statements regarding our acquisition of Sandy Spring Bancorp, Inc. (“Sandy Spring”) and expectations with regard to the benefits of the Sandy Spring acquisition, statements regarding our business, financial and operating results, including our deposit base and funding; the impact of changes in economic conditions, anticipated changes in the interest rate environment and the related impacts on our net interest margin, changes in economic, fiscal or trade policy and the potential impacts on our business, loan demand and economic conditions, in our markets and nationally; management’s beliefs regarding our liquidity, capital resources, asset quality, CRE loan portfolio and our customer relationships; statements regarding our strategy, statements that include other projections, predictions, expectations, or beliefs about future events or results or otherwise are not statements of historical fact, and statements on the slides entitled “Highlights” and “2026 Financial Outlook”. Such forward-looking statements are based on certain assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties, and other factors, some of which cannot be predicted or quantified, that may cause actual results, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. Forward-looking statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “seek to,” “potential,” “continue,” “confidence,” or words of similar meaning or other statements concerning opinions or judgment of Atlantic Union Bankshares Corporation (the “Company,” “AUB,” “we,” “us” or “our”) and our management about future events. Although we believe that our expectations with respect to forward-looking statements are based on reasonable assumptions within the bounds of our existing knowledge of our business and operations, there can be no assurance that actual future results, performance, or achievements of, or trends affecting, us will not differ materially from any projected future results, performance, achievements or trends expressed or implied by such forward-looking statements. Actual future results, performance, achievements or trends may differ materially from historical results or those anticipated depending on a variety of factors, including, but not limited to, the effects of or changes in: • market interest rates and their related impacts on macroeconomic conditions, customer and client behavior, our funding costs and our loan and securities portfolios; • economic conditions, including inflation and recessionary conditions and their related impacts on economic growth and customer and client behavior; • U.S. and global trade policies and tensions, including change in, or the imposition of, tariffs and/or trade barriers and the economic impacts, volatility and uncertainty resulting therefrom, and geopolitical instability; • volatility in the financial services sector, including failures or rumors of failures of other depository institutions, along with actions taken by governmental agencies to address such turmoil, and the effects on the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; • legislative or regulatory changes and requirements, including changes in federal state or local tax laws and changes impacting the rulemaking, supervision, examination and enforcement priorities of the federal banking agencies; • the sufficiency of liquidity and changes in our capital position; • general economic and financial market conditions in the United States generally and particularly in the markets in which we operate and which our loans are concentrated, including the effects of declines in real estate values, an increase in unemployment levels, U.S. fiscal debt, budget and tax matters, U.S. government shutdowns, and slowdowns in economic growth; • the impact of purchase accounting with respect to the Sandy Spring acquisition, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine the fair value and credit marks; • the possibility that the anticipated benefits of our acquisition activity, including our acquisitions of Sandy Spring and American National, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the strength of the economy, competitive factors in the areas where we do business, or as a result of other unexpected factors or events; • potential adverse reactions or changes to business or employee relationships, including those resulting from our acquisitions of Sandy Spring and American National; • our ability to identify, recruit and retain key employees • monetary, fiscal and regulatory policies of the U.S. government, including policies of the U.S. Department of the Treasury and the Federal Reserve; • the quality or composition of our loan or investment portfolios and changes in these portfolios; • demand for loan products and financial services in our market areas; • our ability to manage our growth or implement our growth strategy; • the effectiveness of expense reduction plans; • the introduction of new lines of business or new products and services; • real estate values in our lending area; • changes in accounting principles, standards, rules, and interpretations, and the related impact on our financial statements; • an insufficient ACL or volatility in the ACL resulting from the CECL methodology, either alone or as that may be affected by changing economic conditions, credit concentrations, inflation, changing interest rates, or other factors; • concentrations of loans secured by real estate, particularly commercial real estate; • the effectiveness of our credit processes and management of our credit risk; • our ability to compete in the market for financial services and increased competition from fintech companies; • technological risks and developments, and cyber threats, attacks, or events; • operational, technological, cultural, regulatory, legal, credit, and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; • the potential adverse effects of unusual and infrequently occurring events, such as weather-related disasters, terrorist acts, geopolitical conflicts or public health events (such as pandemics), and of governmental and societal responses thereto; these potential adverse effects may include, without limitation, adverse effects on the ability of our borrowers to satisfy their obligations to us, on the value of collateral securing loans, on the demand for our loans or our other products and services, on supply chains and methods used to distribute products and services, on incidents of cyberattack and fraud, on our liquidity or capital positions, on risks posed by reliance on third-party service providers, on other aspects of our business operations and on financial markets and economic growth; • performance by our counterparties or vendors; • deposit flows; • the availability of financing and the terms thereof; • the level of prepayments on loans and mortgage-backed securities; • actual or potential claims, damages, and fines related to litigation or government actions, which may result in, among other things, additional costs, fines, penalties, restrictions on our business activities, reputational harm, or other adverse consequences; • any event or development that would cause us to conclude that there was an impairment of any asset, including intangible assets, such as goodwill; and • other factors, many of which are beyond our control. Please also refer to such other factors as discussed throughout Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our Annual Report on Form 10-K for the year ended December 31, 2024, and related disclosures in other filings, which have been filed with the U.S. Securities and Exchange Commission (“SEC”) and are available on the SEC’s website at www.sec.gov. All risk factors and uncertainties described herein and therein should be considered in evaluating forward-looking statements, and all forward-looking statements are expressly qualified by the cautionary statements contained or referred to herein and therein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or our businesses or operations. Readers are cautioned not to rely too heavily on forward-looking statements. Forward-looking statements speak only as of the date they are made. We do not intend or assume any obligation to update, revise or clarify any forward-looking statements that may be made from time to time by or on behalf of the Company, whether because of new information, future events or otherwise, except as required by law.

3 ADDITIONAL INFORMATION Non-GAAP Financial Measures This presentation contains certain financial information determined by methods other than in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures are a supplement to GAAP, which is used to prepare our financial statements, and should not be considered in isolation or as a substitute for comparable measures calculated in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to non-GAAP financial measures of other companies. We use the non-GAAP financial measures discussed herein in our analysis of our performance. Our management believes that these non-GAAP financial measures provide additional understanding of ongoing operations, enhance comparability of results of operations with prior periods, show the effects of significant gains and charges in the periods presented without the impact of items or events that may obscure trends in our underlying performance, or show the potential effects of accumulated other comprehensive income (or AOCI) or unrealized losses on securities on our capital. This presentation also includes certain projections of non-GAAP financial measures. Due to the inherent variability and difficulty associated with making accurate forecasts and projections of information that is excluded from these projected non-GAAP measures, and the fact that some of the excluded information is not currently ascertainable or accessible, we are unable to quantify certain amounts that would be required to be included in the most directly comparable projected GAAP financial measures without unreasonable effort. Consequently, no disclosure of projected comparable GAAP measures is included, and no reconciliation of forward-looking non-GAAP financial information is included. Please see “Reconciliation of Non-GAAP Disclosures” at the end of this presentation for a reconciliation to the nearest GAAP financial measure. No Offer or Solicitation This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful. Market and Industry Data Unless otherwise indicated, market data and certain industry forecast data used in this presentation were obtained from internal reports, where appropriate, as well as third party sources and other publicly available information. Data regarding the industries and markets in which the Company competes, its market position and market share within these industries are inherently imprecise and are subject to significant business, economic and competitive uncertainties beyond the Company's control. In addition, assumptions and estimates of the Company and its industries' future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause future performance to differ materially from assumptions and estimates. About Atlantic Union Bankshares Corporation Headquartered in Richmond, Virginia, Atlantic Union Bankshares Corporation (NYSE: AUB) is the holding company for Atlantic Union Bank. Atlantic Union Bank has branches and ATMs located in Virginia, Maryland, North Carolina and Washington D.C. Certain non-bank financial services affiliates of Atlantic Union Bank include: Atlantic Union Equipment Finance, Inc., which provides equipment financing; Atlantic Union Financial Consultants, LLC, which provides brokerage services; and Union Insurance Group, LLC, which offers various lines of insurance products.

4 N O R F O L K V I R G I N I A B E A C H M a ry l a n d V irg in ia No rth C a ro l in a C H A R L O T T E W I L M I N G T O N B A L T I M O R E R A L E I G H G R E E N S B O R O W A S H I N G T O N R O A N O K E S T A U N T O N C H A R L O T T E S V I L L E R I C H M O N D F R E D E R I C K S B U R G HIGHLIGHTS1 branches across Virginia, North Carolina and Maryland footprint 178 largest regional bank in Mid-Atlantic, Maryland and Virginia2,3 #1 $37.6 Billion Assets $27.8 Billion Loans $30.5 Billion Deposits $5.7 Billion Market Capitalization Soundness | Profitability | Growth 1. Assets, Loans, Deposits, Branch Count are as of December 31, 2025. Market Cap as of January 21, 2026. 2. Based on deposit market share. Regional market: Delaware, Maryland, New Jersey, Pennsylvania, Virginia, Washington D.C., and West Virginia 3. Regional banks defined as U.S. Banks with <$100 Billion in assets OUR COMPANY Branch (178) LPO (2) Largest Regional Bank Headquartered in the Lower Mid-Atlantic

5 Dense, uniquely valuable presence across attractive markets FINANCIAL STRENGTH Solid balance sheet & capital levels PEER-LEADING PERFORMANCE Committed to top-tier financial performance ATTRACTIVE FINANCIAL PROFILE Solid dividend yield & payout ratio with earnings upside STRONG GROWTH POTENTIAL Organic & acquisition opportunities OUR SHAREHOLDER VALUE PROPOSITION Positioned for growth and long-term shareholder value creation as a preeminent regional bank with a leading presence in attractive markets LEADING REGIONAL PRESENCE

AUB Q4 and Full Year 2025 FINANCIAL RESULTS

7 1. For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measure in "Appendix - Reconciliation of Non-GAAP Disclosures” HIGHLIGHTS Q4 and Full Year 2025 LOANS & DEPOSITS Loan growth was approximately 6.3% annualized in Q4 2025 Non-interest bearing deposits at 22% of total deposits at December 31, 2025 Loan/Deposit ratio of 91.2% at December 31, 2025 POSITIONING FOR LONG TERM Lending pipelines remain healthy and are higher than at the start of the Q4 2025 Focused on generating positive operating leverage DIFFERENTIATED CLIENT EXPERIENCE Responsive, strong and capable alternative to large national banks, while competitive with and more capable than smaller banks CAPITALIZE ON STRATEGIC OPPORTUNITIES Focused on execution and fully integrating of Sandy Spring franchise Successfully converted core systems of Sandy Spring over weekend of October 11 and concurrently closed 5 branches Organic expansion in North Carolina planned in 2026 FINANCIAL RATIOS Q4 2025 adjusted operating return on tangible common equity of 22.1%1 and 20.4%1 for the Full Year 2025 Q4 2025 adjusted operating return on assets of 1.50%1 and 1.33%1 for the Full Year 2025 Q4 2025 adjusted operating efficiency ratio (FTE) of 47.8%1 and 49.7%1 for the Full Year 2025 ASSET QUALITY Q4 2025 net charge-offs at 1 basis point of total average loans held for investment annualized and Full Year 2025 net charge-offs at 17 bps of total average loans held for investment Allowance for Credit Loss as a percentage of loans held for investment of 1.16% 7

8 Source: Most recent data available from S&P Global; Bureau of Labor Statistics Our Markets # State Pop. (Millions) 1 California 38.9 2 Texas 31.2 3 Florida 23.2 4 New York 19.4 5 Pennsylvania 13.0 6 Illinois 12.5 7 Ohio 11.8 8 Georgia 11.2 # State HHI ($) 1 District of Columbia 106,049 2 New Jersey 99,357 3 Maryland 99,340 4 Massachusetts 98,170 5 New Hampshire 96,809 6 Washington 96,120 7 Utah 95,601 8 Colorado 95,479 # State GDP ($Billions) 1 California 4,198 2 Texas 2,798 3 New York 2,364 4 Florida 1,762 5 Illinois 1,158 6 Pennsylvania 1,055 7 Ohio 953 8 Georgia 907 # State Pop. (Millions) 9 North Carolina 11.1 10 Michigan 10.1 11 New Jersey 9.3 12 Virginia 8.8 13 Washington 7.9 14 Arizona 7.6 15 Tennessee 7.3 19 Maryland 6.2 # State HHI ($) 9 Connecticut 95,392 10 California 95,065 11 Hawaii 94,556 12 Alaska 94,247 13 Virginia 92,714 14 Minnesota 88,572 15 Delaware 87,667 37 North Carolina 71,489 # State GDP ($Billions) 9 Washington 872 10 New Jersey 867 11 North Carolina 866 12 Massachusetts 798 13 Virginia 787 14 Michigan 726 15 Colorado 569 18 Maryland 557 MEDIAN HOUSEHOLD INCOME ($) 2025 POPULATION ( M I LLI O N S ) 2025 GDP ( $ B I LLI O N S ) UNEMPLOYMENT BY STATE # State November 2025 (%) 1 South Dakota 2.1 2 Hawaii 2.2 3 North Dakota 2.6 3 Vermont 2.6 5 Alabama 2.7 6 Nebraska 3.0 6 New Hampshire 3.0 8 Wisconsin 3.1 # State November 2025 (%) 9 Maine 3.2 10 Montana 3.3 12 Virginia 3.5 20 North Carolina 3.8 28 Maryland 4.2 51 District of Columbia 6.5 National Rate 4.6

9 THE NEXT PHASE Harnessing Organic Power With the franchise now established, our focus is on maximizing its potential: We Believe AUB Was Built For This Moment We have invested the capital, built the platform, and assembled the team. Now is the time to demonstrate the power of what we have built— delivering sustainable, top-tier performance and returns. Organic growth Deepening relationships, growing our company organically, and leveraging our scale efficiently. Capital generation Shifting from capital deployment to capital creation, targeting top tier returns, earnings growth, and tangible book value per share growth. Disciplined execution Delivering on the promises made to our stakeholders.

10 1. For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measures in “Appendix – Reconciliation of Non-GAAP Disclosures” Note: all tables presented dollars in thousands, except per share amounts Q4 2025 FINANCIAL PERFORMANCE AT-A-GLANCE • Reported net income available to common shareholders increased $19.8 million, primarily driven by: • A decrease in the provision for credit losses, primarily driven by the decrease in net charge-offs as the prior quarter included the charge-off of two individually assessed commercial and industrial loans that had been partially reserved for in prior quarters • An increase in net interest income, due primarily to a decrease in interest expense due to lower deposit costs, reflecting the impact of the Federal Reserve lowering the Federal Funds rates by 75 basis points from September 2025 through December 2025 • An increase in noninterest income primarily driven by a $4.8 million pre-tax loss in the prior quarter related to the final settlement of the sale of approximately $2.0 billion of performing commercial real estate (“CRE”) loans executed at the end of the second quarter of 2025 as part of the Sandy Spring acquisition. For further detail on the increase in noninterest income see slide “Q4 2025 Noninterest Income” • An increase in noninterest expense primarily driven by a $3.8 million increase in merger-related costs, primarily related to the core systems conversion and lease termination costs associated with the Sandy Spring acquisition. For further detail on the increase in noninterest expense see slide “Q4 2025 Noninterest Expense” • Partially offset by an increase in income tax expense primarily driven by an increase in pre-tax income in the fourth quarter • Adjusted operating earnings available to common shareholders1 increased $18.7 million primarily driven by: • A decrease in the provision for credit losses, as described above • An increase in net interest income, as described above • Partially offset by an increase in income tax expense, as described above ADJUSTED OPERATING EARNINGS METRICS - NON-GAAP1 4Q2025 3Q2025 Adjusted operating earnings available to common shareholders $138,399 $119,726 Adjusted operating common EPS, diluted $0.97 $0.84 Adjusted operating ROA 1.50% 1.30% Adjusted operating ROTCE 22.12% 20.09% Adjusted operating efficiency ratio (FTE) 47.77% 48.79% Adjusted operating earnings PTPP $182,092 $172,128 PTPP = Pre-tax Pre-provision EARNINGS METRICS 4Q2025 3Q2025 Net Income available to common shareholders $108,999 $89,173 Common EPS, diluted $0.77 $0.63 ROE 8.97% 7.51% ROTCE (non-GAAP)1 17.85% 15.51% ROA 1.19% 0.98% Efficiency ratio 62.83% 64.28% Efficiency ratio (FTE)1 62.09% 63.52% Net interest margin 3.90% 3.77% Net interest margin (FTE)1 3.96% 3.83% SUMMARIZED INCOME STATEMENT 4Q2025 3Q2025 $ Change % Change Net interest income $330,168 $319,210 $10,958 3.4% - Provision for credit losses 2,211 16,233 (14,022) (86.4%) + Noninterest income 57,000 51,751 5,249 10.1% - Noninterest expense 243,243 238,446 4,797 2.0% - Income tax expense 29,748 24,142 5,606 23.2% Net income (GAAP) $111,966 $92,140 $19,826 21.5% - Dividends on preferred stock 2,967 2,967 — 0.0% Net income available to common shareholders (GAAP) $108,999 $89,173 $19,826 22.2% + Merger-related costs, net of tax 29,742 26,856 2,886 10.7% - Gain on sale of securities, net of tax 2 3 (1) (33.3%) - Loss on CRE loan sale, net of tax — (3,700) 3,700 100.0% - Gain on sale of equity interest in CSP, net of tax 340 — 340 NM Adjusted operating earnings available to common shareholders (non-GAAP)1 $138,399 $119,726 $18,673 15.6% NM - Not Meaningful

11 Numbers may not foot due to rounding Q4 2025 ALLOWANCE FOR CREDIT LOSSES (ACL) AND PROVISION FOR CREDIT LOSSES Q4 MACROECONOMIC FORECAST Q4 ACL CONSIDERATIONS MOODY’S DECEMBER 2025 BASELINE FORECAST: • US GDP expected to average ~2.1% growth in 2026 and ~1.9% in 2027. • The national unemployment rate expected to average ~4.7% in 2026 and 2027. • Utilizes a weighted Moody’s forecast economic scenarios approach in the quantitative model. • The allowance increase was primarily due to loan growth. • The reasonable and supportable forecast period is 2 years; followed by reversion to the historical loss average over 2 years. ALLOWANCE FOR LOAN & LEASE LOSSES (ALLL) RESERVE FOR UNFUNDED COMMITMENTS (RUC) ALLOWANCE FOR CREDIT LOSSES 06/30/2025 Ending Balance % of loans $315.6 million (1.15%) $26.8 million (0.10%) $342.4 million (1.25%) Q3 2025 Activity ($22.6 million) Decrease primarily reflecting the charge-off of two individually assessed C&I loans, which were partially reserved for in prior quarters. +$0.2 million Increase primarily reflecting an increase in unfunded commitment balances. ($22.4 million) $16.2 million Provision for Credit Losses and $38.6 million net charge-offs. 09/30/2025 Ending Balance % of loans $293.0 million (1.07%) $27.0 million (0.10%) $320.0 million (1.17%) Q4 2025 Activity +$2.1 million Increase primarily reflecting loan growth. ($0.8) million Slight decrease due to the decrease in ALLL rate. +$1.3 million $2.2 million Provision for Credit Losses and $0.9 million net charge-offs. 12/31/2025 Ending Balance % of loans $295.1 million (1.06%) $26.2 million (0.10%) $321.3 million (1.16%)

12 * Core Loan yield includes Loan Fees and Loan Swaps 1. For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measures in “Appendix – Reconciliation of Non-GAAP Disclosures” Numbers may not foot due to rounding 2. Source Bloomberg Q4 2025 NET INTEREST MARGIN MARKET RATES2 4Q 2025 3Q 2025 EOP Avg EOP Avg Fed funds 3.75% 4.02% 4.25% 4.46% Prime 6.75% 7.02% 7.25% 7.46% 1-month SOFR 3.69% 3.91% 4.13% 4.29% 2-year Treasury 3.47% 3.53% 3.61% 3.73% 10- year Treasury 4.17% 4.09% 4.15% 4.25% MARGIN OVERVIEW 4Q 2025 3Q 2025 Net interest margin (FTE)1 3.96% 3.83% Loan yield 6.44% 6.43% Investment yield 4.09% 4.10% Earning asset yield 5.99% 6.00% Cost of deposits 2.03% 2.18% Cost of interest-bearing deposits 2.62% 2.81% Cost of interest-bearing liabilities 2.74% 2.93% Cost of funds 2.03% 2.17% Presented on an FTE basis (non-GAAP)1 Approximately 20% of the total loan portfolio at 12/31/2025 have floors and all are above floors LOAN PORTFOLIO PRICING MIX 4Q 2025 Fixed 48% 1-month SOFR 39% Prime 9% Other 5% Total 100% 3.83% - 4 bps -4 bps 3.96% 15 bps 5 bps 1 bps Q3 2025 Reported NIM Core Loan Yield* Cash/Securities Yield Earning Assets Mix Core Deposits/Rate Mix Net Purchase Accounting Accretion Q4 2025 Reported NIM NET INTEREST MARGIN (FTE): DRIVERS OF CHANGE 3Q 2025 TO 4Q 2025

1. For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measures in “Appendix – Reconciliation of Non-GAAP Disclosures” 13 Q4 2025 NONINTEREST INCOME Noninterest income increased approximately 10% in the fourth quarter compared to the third quarter primarily due to: • A $4.8 million pre-tax loss in the prior quarter related to the final settlement of the sale of approximately $2.0 billion of performing CRE loans executed at the end of the second quarter of 2025 as part of the Sandy Spring acquisition Adjusted operating noninterest income1 was relatively consistent in the fourth quarter compared to the third quarter primarily due to: • A $2.5 million increase in loan–related interest rate swap fees due to an increase in transaction volumes • A $1.3 million increase in fiduciary and asset management fees primarily due to an increase in estate fees, personal trust income, and investment advisory fees • Offset by a $1.1 million decline in service charges on deposit accounts • A $807,000 decrease in other operating income primarily due to a decrease in equity method investment income • A $727,000 mortgage banking income decrease due to a seasonal decrease in mortgage loan origination volumes ($ THOUSANDS) 4Q2025 3Q2025 $ Change % Change Service charges on deposit accounts $11,742 $12,838 ($1,096) (8.5%) Other service charges, commissions and fees 1,726 2,325 (599) (25.8%) Interchange fees 3,660 4,089 (429) (10.5%) Fiduciary and asset management fees 19,848 18,595 1,253 6.7% Mortgage banking income 2,084 2,811 (727) (25.9%) Gain on sale of securities 2 4 (2) (50.0%) Bank owned life insurance income 5,040 5,116 (76) (1.5%) Loan-related interest rate swap fees 8,381 5,911 2,470 41.8% Other operating income 4,517 62 4,455 NM Total noninterest income $57,000 $51,751 $5,249 10.1% Less: Gain on sale of securities 2 4 (2) (50.0%) Less: Loss on CRE loan sale — (4,805) 4,805 100.0% Less: Gain on sale of equity interest in CSP 457 — 457 NM Total adjusted operating noninterest income (non-GAAP)1 $56,541 $56,552 ($11) (0.0%) NM - Not Meaningful

1. For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measures in “Appendix – Reconciliation of Non-GAAP Disclosures” 14 Q4 2025 NONINTEREST EXPENSE Noninterest expense increased approximately 2% in the fourth quarter compared to the third quarter primarily due to: • A $3.8 million increase in merger-related costs, primarily related to the core systems conversion and lease termination costs associated with the Sandy Spring acquisition Adjusted operating noninterest expense1 increased approximately 0.8% in the fourth quarter compared to the third quarter primarily due to: • A $2.4 million increase in other expenses, primarily due to an increase in non-credit-related losses on customer transactions • A $1.7 million increase in marketing and advertising expenses • Partially offset by a $1.4 million decrease in Federal Deposit Insurance Corporation (“FDIC”) assessment premiums and other insurance due to a lower assessment in the fourth quarter of 2025 • Partially offset by a $1.2 million decline in furniture and equipment expenses, primarily driven by lower software amortization expense related to the integration of Sandy Spring ($ THOUSANDS) 4Q2025 3Q2025 $ Change % Change Salaries and benefits $108,405 $108,319 $86 0.1% Occupancy expenses 13,222 13,582 (360) (2.7%) Furniture and equipment expenses 5,331 6,536 (1,205) (18.4%) Technology and data processing 17,495 17,009 486 2.9% Professional services 8,044 8,774 (730) (8.3%) Marketing and advertising expense 6,786 5,100 1,686 33.1% FDIC assessment premiums and other insurance 7,392 8,817 (1,425) (16.2%) Franchise and other taxes 4,874 4,669 205 4.4% Loan-related expenses 2,216 1,933 283 14.6% Amortization of intangible assets 17,692 18,145 (453) (2.5%) Merger-related costs 38,626 34,812 3,814 11.0% Other expenses 13,160 10,750 2,410 22.4% Total noninterest expenses $243,243 $238,446 $4,797 2.0% Less: Amortization of intangible assets 17,692 18,145 (453) (2.5%) Less: Merger-related costs 38,626 34,812 3,814 11.0% Total adjusted operating noninterest expense (non-GAAP)1 $186,925 $185,489 $1,436 0.8%

15 Q4 2025 LOAN AND DEPOSIT GROWTH • At December 31, 2025, loans held for investment (“LHFI”) totaled $27.8 billion, an increase of $435.0 million from the prior quarter. • Loan yields increased 1 basis point to 6.44% primarily driven by increases in accretion income and loan fees. • At December 31, 2025, total deposits were $30.5 billion, a decrease of $193.7 million from the prior quarter due to decreases in demand deposits and interest-bearing customer deposits, partially offset by an increase in brokered deposits. • Noninterest-bearing demand deposits accounted for 22% of total deposit balances at the end of the fourth quarter of 2025 down from 23% in the prior quarter. • The cost of deposits decreased by 15 basis points compared to the prior quarter reflecting the impact of the Federal Reserve lowering the Federal Funds rates by 75 basis points from September 2025 through December 2025. • At December 31, 2025, the loan to deposit ratio was 91.2%, up from 89.2% in the prior quarter. DEPOSIT GROWTH ($ THOUSANDS) 4Q2025 3Q2025 QTD ANNUALIZED GROWTH Interest checking accounts $ 7,193,204 $ 6,916,702 15.9% Money market accounts 6,863,981 6,932,836 (3.9%) Savings accounts 2,747,622 2,882,897 (18.6%) Customer time deposits of more than $250,000 1,737,345 1,773,710 (8.1%) Customer time deposits of $250,000 or less 3,956,571 4,007,070 (5.0%) Time deposits 5,693,916 5,780,780 (6.0%) Total interest-bearing customer deposits 22,498,723 22,513,215 (0.3%) Brokered deposits 1,128,284 1,047,467 30.6% Total interest-bearing deposits 23,627,007 23,560,682 1.1% Demand deposits 6,844,629 7,104,642 (14.5%) Total Deposits $ 30,471,636 $ 30,665,324 (2.5%) Average Cost of Deposits 2.03% 2.18% Loan to Deposit Ratio 91.2% 89.2% LOAN GROWTH ($ THOUSANDS) 4Q2025 3Q2025 QTD ANNUALIZED GROWTH Commercial real estate - non-owner occupied $ 7,178,515 $ 6,805,302 21.8% Commercial real estate - owner occupied 4,305,796 4,335,919 (2.8%) Construction and land development 1,666,381 2,163,182 (91.1%) Multifamily real estate 2,418,250 2,196,467 40.1% Residential 1-4 Family - Commercial 1,100,157 1,105,067 (1.8%) Total Commercial Real Estate (CRE) 16,669,099 16,605,937 1.5% Commercial & Industrial 5,229,728 4,956,770 21.8% Other Commercial 1,518,589 1,478,979 10.6% Total Commercial & Industrial 6,748,317 6,435,749 19.3% Total Commercial Loans $ 23,417,416 $ 23,041,686 6.5% Residential 1-4 Family - Consumer 2,825,259 2,799,669 3.6% Residential 1-4 Family - Revolving 1,248,284 1,186,298 20.7% Auto(1) 183,720 211,900 (52.8%) Consumer 121,488 121,620 (0.4%) Total Consumer Loans $ 4,378,751 $ 4,319,487 5.4% Total Loans Held for Investment (LHFI) (net of deferred fees and costs) $ 27,796,167 $ 27,361,173 6.3% Average Loan Yield 6.44% 6.43% (1) Auto portfolio is in run-off mode.

16 CAPITAL RATIO REGULATORY WELL CAPITALIZED MINIMUMS REPORTED PRO FORMA INCLUDING AOCI & HTM UNREALIZED LOSSES ATLANTIC UNION BANKSHARES ATLANTIC UNION BANK ATLANTIC UNION BANKSHARES ATLANTIC UNION BANK Common Equity Tier 1 Ratio (CET1) 6.5% 10.1% 13.0% 9.2% 12.1% Tier 1 Capital Ratio 8.0% 10.6% 13.0% 9.7% 12.1% Total Risk Based Capital Ratio 10.0% 13.9% 14.0% 13.0% 13.1% Leverage Ratio 5.0% 9.1% 11.1% 8.3% 10.3% Tangible Equity to Tangible Assets (non-GAAP)1 - 8.3% 10.3% 8.2% 10.3% Tangible Common Equity Ratio (non-GAAP) 1 - 7.9% 10.3% 7.8% 10.3% As of 12/31/2025 As of 9/30/2025 % Change Tangible Book Value per share (non-GAAP) 1 - $19.69 $18.99 3.7% 1. For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measures in “Appendix – Reconciliation of Non-GAAP Disclosures” * Capital information presented herein is based on estimates and subject to change pending the Company’s filing of its regulatory reports STRONG CAPITAL POSITION CAPITAL MANAGEMENT STRATEGY ATLANTIC UNION CAPITAL MANAGEMENT OBJECTIVES ARE TO: • Maintain designation as a “well capitalized” institution. • Ensure capital levels are commensurate with the Company’s risk profile, capital stress test projections, and strategic plan objectives. THE COMPANY’S CAPITAL RATIOS ARE WELL ABOVE REGULATORY WELL CAPITALIZED LEVELS AS OF DECEMBER 31, 2025 • On a pro forma standalone basis, the Company and the Bank would be well capitalized if unrealized losses on securities were realized at December 31, 2025. CAPITAL MANAGEMENT ACTIONS • During the fourth quarter, the Company paid a common stock dividend of 37 cents per share, which was an increase of 8.8% from the third quarter of 2025 and the fourth quarter of 2024 dividend amount. • During the fourth quarter of 2025, the Company paid dividends of $171.88 per outstanding share of Series A Preferred Stock At December 31, 2025

17 2026 Financial Outlook 1. Information on this slide is presented as of January 22, 2026, reflects the Company’s updated financial outlook, certain of the Company’s financial targets, and key economic and other assumptions, and will not be updated or affirmed unless and until the Company publicly announces such an update or affirmation. The 2026 financial outlook, the Company’s financial targets and the key economic assumptions contain forward-looking statements. These statements are based on current believes and expectations of our management and are subject to significant risks and uncertainties, including, but not limited to, volatility and uncertainty in the macro economic environment, changes in federal and state governmental policies, the imposition or expansion of tariffs, sustained inflationary pressures, recessionary conditions, and geopolitical instability. As a result, actual results or conditions may differ materially. See the information set forth below the heading “Forward-Looking Statements” on slide 2 of this presentation. 2. Refer to “Additional Information” slide and Appendix for non-GAAP disclosures. 3. Includes preliminary estimates of accretion income from the Sandy Spring acquisition which are subject to change. FULL YEAR 2026 OUTLOOK 1 Loans (end of period) $29.0 – 30.0 billion Deposits (end of period) $31.5 – 32.5 billion Credit Outlook ACL to loans: ~115 – 120 bps Net charge-off ratio: ~10 – 15 bps Net Interest Income (FTE) 2,3 ~$1.350 - $1.375 billion Net Interest Margin (FTE) 2,3 ~3.90% - 4.00% Noninterest Income ~$220 - $230MM Adjusted Operating Noninterest Expense2 (excludes amortization of intangible assets) ~$750- $760MM Amortization of intangible assets ~$60MM Tangible Book Value Growth Per Share ~12-15% growth • 2026 outlook includes the full year impact of the Sandy Spring acquisition in results • The Federal Reserve Bank cuts the fed funds rate by 25 bps two times in 2026 in April and September and term rates remain stable • Assumes moderate GDP growth and a stable economy in AUB’s branch footprint • Expect Virginia, Maryland, and North Carolina unemployment rate to rise but remain below the national unemployment rate in 2026 KEY ASSUMPTIONS1

Q4 2025 APPENDIX

19 AUB DIVERSIFIED AND GRANULAR LOAN PORTFOLIO Figures may not total to 100% due to rounding Duration and Weighted Average Yield Data is as of or for the three months ended December 31, 2025 Commercial defined as C&I plus owner-occupied commercial real estate and other commercial Duration Q2 2025 Weighted Average Yield (Tax Equivalent) C&D 6.0% Owner Occupied CRE 15.5% C&I 18.8% Other Commercial 5.5% Commercial 1-4 Family 4.0% Non-Owner Occupied CRE 25.8% Multifamily RE 8.7% Consumer 1-4 Family 10.2% Residential 1-4 family - Revolving 4.5% Auto 0.7% Consumer 0.4% TOTAL LOAN PORTFOLIO $27.8 BILLION Total Portfolio Characteristics At December 31,2025 LOAN PORTFOLIO CHARACTERISTICS 1.2 years Duration 40% Commercial 6.44% Q4 2025 Weighted Average Yield (Tax Equivalent)

20 Total Non-Owner Occupied CRE 25.8% Owner Occupied CRE 15.5% Construction and Land Development 6.0% Multifamily Real Estate 8.7% Residential 1-4 Family - Commercial 4.0% All Other Loans 40.0% Figures may not foot due to rounding AUB CRE PORTFOLIO At December 31, 2025 CRE BY CLASS $ I N M I LLI O N S Total Outstandings % of Total Portfolio Hotel/Motel B&B $1,261 4.5% Industrial/Warehouse $1,353 4.9% Office $1,482 5.3% Retail $1,684 6.1% Self Storage $677 2.4% Senior Living $121 0.4% Other $600 2.2% Total Non-Owner Occupied CRE $7,179 25.8% Owner Occupied CRE $4,306 15.5% Construction and Land Development $1,666 6.0% Multifamily Real Estate $2,418 8.7% Residential 1-4 Family - Commercial $1,100 4.0% Total CRE $16,669 60.0% $27.8B Total Loans

21 At December 31, 2025 1. Trailing 4 Quarters Avg NCO/Trailing 4 Quarter Avg Office Portfolio Figures may not foot due to rounding. NON-OWNER OCCUPIED OFFICE CRE PORTFOLIO NON-OWNER OCCUPIED OFFICE GEOGRAPHICALLY DIVERSE NON PORTFOLIO CREDIT QUALITY -OWNER OCCUPIED OFFICE PORTFOLIO * DC, Montgomery County, Prince George’s County, Fairfax County, Fairfax City, Falls Church City, Arlington County, Alexandria City ( $ M I LLI O N S ) Carolinas $297 Western VA $157 Fredericksburg Area $165 Central VA $101 Coastal VA/NC $64 Baltimore $132 DC Metro $431 Other Maryland $54 Eastern VA $35 Other $46 Total $1,482 BY MARKET DC METRO SUBMARKET* KEY PORTFOLIO METRICS Avg. Office Loan ($ thousands) $2,100 Median Office Loan ($ thousands) $720 Loan Loss Reserve / Office Loans 3.04% NCOs / Office Loans1 -0.02% Delinquencies / Office Loans 0.35% NPL / Office Loans 0.03% Criticized Loans / Office Loans 10.46% District of Columbia $62 Suburban Maryland $185 Suburban Virginia $184 Total $431

22 MULTIFAMILY CRE PORTFOLIO 1. Trailing 4 Quarters Avg NCO/Trailing 4 Quarter Avg Multifamily Portfolio 2. Includes 3 acquired loans totaling approximately $40 million that were coded as nonperforming construction loans in the 3rd quarter of 2025. Construction on those loans was completed during the 4th quarter of 2025 and as a result the loans were subsequently recoded as multifamily loans Figures may not foot due to rounding. Carolinas $742 Western VA $273 Fredericksburg Area $82 Central VA $302 Coastal VA/NC $211 Baltimore $162 DC Metro $431 Other Maryland $10 Eastern VA $77 Other $128 Total $2,418 At December 31, 2025 * DC, Montgomery County, Prince George’s County, Fairfax County, Fairfax City, Falls Church City, Arlington County, Alexandria City BY MARKET MULTIFAMILY PORTFOLIO CREDIT GEOGRAPHICALLY DIVERSE MULTIFAMILY PORTFOLIO QUALITY DC METRO SUBMARKET* KEY PORTFOLIO METRICS ( $ M I LLI O N S ) Avg. Multifamily Loan ($ thousands) $3,604 Median Multifamily Loan ($ thousands) $843 Loan Loss Reserve / Multifamily Loans 0.59% NCOs / Multifamily Loans1 0.00% Delinquencies / Multifamily Loans 2.01% NPL / Multifamily Loans2 1.88% Criticized Loans / Multifamily Loans2 13.94% District of Columbia $263 Suburban Maryland $124 Suburban Virginia $44 Total $431

23 $774 million 1.18% $3.4 million Total Amount of Loans Loan Loss Reserve/ Gov Con Loans Avg. Loan Size 0.02% 0.0% 6.47% Non-Performing Loans Net Charge-Offs1 Criticized Loans/ Gov Con Loans 1. Trailing 4 Quarters Avg NCO/Trailing 4 Quarter Avg Government Contracting Portfolio OVERVIEW OF GOVERNMENT-RELATED LOAN PORTFOLIO EXPOSURES • Government Contracting team has managed through government shutdowns and sequestrations in the past. • Focus on national security agency and defense industry contractors. • Active monitoring of all published notices of contract terminations or stop work orders. KEY METRICS OF GOVERNMENT CONTRACTING PORTFOLIO As of December 31, 2025

24 ATTRACTIVE CORE DEPOSIT BASE Cost of deposit data is as of and for the three months ended December 31, 2025, figures may not foot due to rounding 1. Core deposits defined as total deposits less jumbo time deposits and brokered deposits Non-Interest Bearing 22% Interest Checking 24% Money Market 23% Retail Time 13% Jumbo Time 6% Brokered 4% Savings 9% DEPOSIT BASE CHARACTERISTICS DEPOSIT COMPOSITION AT DECEMBER 31, 2025 — $30.5 BILLION 90% core deposits1 46% transactional accounts 2.03% Q4 2025 cost of deposits

25 GRANULAR DEPOSIT BASE CUSTOMER DEPOSIT GRANULARITY PERIOD END UNINSURED & UNCOLLATERALIZED DEPOSITS AS A PERCENTAGE OF TOTAL DEPOSITS ( $ M I LLI O N S ) $20,000 $22,000 $22,000 $94,000 $104,000 $117,000 Q4 2024 Q3 2025 Q4 2025 Retail Avg. Deposits Acct Size Business Avg. Deposits Acct Size 29% 30% 32% 32% 31% $5,992 $6,060 $9,907 $9,802 $9,551 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025

26 Cash and Cash Equivalents (unrestricted) $952 Unencumbered Securities $2,330 FHLB Borrowing Capacity $5,277 Fed Funds Lines $1,410 Discount Window $2,573 Secondary Sources* $1,944 AUB LIQUIDITY POSITION * Includes brokered deposits and other sources of liquidity Figures may not foot due to rounding Liquidity Sources Total $14.5 billion At December 31, 2025 TOTAL LIQUIDITY SOURCES OF $14.5 BILLION ~152% Liquidity Coverage Ratio of Uninsured/Uncollateralized Deposits of $9.6 billion ($ MILLIONS)

27 SECURITIES PORTFOLIO • Total securities portfolio of $5.1 billion with a total unrealized loss of $323.1 million – 84% of total portfolio book value in available-for-sale (“AFS”) at an unrealized loss of $295.7 million – 16% of total portfolio book value designated as held-to-maturity with an unrealized loss of $27.4 million – 15% floating rate versus 85% fixed rate • Total effective duration of approximately 3.8 years. Securities portfolio is used defensively to neutralize overall asset sensitive interest rate risk profile • ~26% municipals, ~72% treasuries, agency MBS/CMOs and ~2% corporates and other investments • Securities to total assets of 13.5% as of December 31, 2025, down from 13.9% as of September 30, 2025 $3,246 $5,151 $5,079 4Q 2024 3Q 2025 4Q 2025 3.87% Yield 4.10% Yield 4.09% Yield INVESTMENT SECURITIES BALANCES Total AFS (fair value) and HTM (carrying value) At December 31, 2025 ( $ M I LLI O N S )

28 RECONCILIATION OF NON-GAAP DISCLOSURES We have provided supplemental performance measures determined by methods other than in accordance with GAAP. These non-GAAP financial measures are a supplement to GAAP, which we use to prepare our financial statements, and should not be considered in isolation or as a substitute for comparable measures calculated in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to non-GAAP financial measures of other companies. We use the non-GAAP financial measures discussed herein in our analysis of our performance. Management believes that these non-GAAP financial measures provide additional understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented without the impact of items or events that may obscure trends in our underlying performance or show the potential effects of accumulated other comprehensive income or unrealized losses on held to maturity securities on our capital. Due to the impact of completing the Sandy Spring acquisition in the second quarter of 2025 and the acquisition of American National Bankshares in the second quarter of 2024, we updated our non-GAAP operating measures beginning in the second quarter of 2025 to exclude the CECL Day 1 non-PCD loans and RUC provision expense. The CECL Day 1 non-PCD loans and RUC provision expense is comprised of the initial provision expense on non-PCD loans, which represents the CECL “double count” of the non-PCD credit mark, and the additional provision for unfunded commitments. The Company does not view the CECL Day 1 non-PCD loans and RUC provision expense as organic costs to run the Company’s business and believes this updated presentation provides investors with additional information to assist in period-to-period and company-to-company comparisons of operating performance, which will aid investors in analyzing the Company’s performance.

29 RECONCILIATION OF NON-GAAP DISCLOSURES Adjusted operating measures exclude, as applicable, merger-related costs, CECL Day 1 non-PCD loans and RUC provision expense, (loss) gain on CRE loan sale, gain on sale of equity interest in Cary Street Partners (“ CSP”), and gain (loss) on sale of securities. The Company believes these non-GAAP adjusted measures provide investors with important information about the continuing economic results of the Company’s operations. The Company believes net interest income (FTE), total revenue (FTE), and total adjusted revenue (FTE), which are used in computing net interest margin (FTE), efficiency ratio (FTE) and adjusted operating efficiency ratio (FTE), provide valuable additional insight into the net interest margin and the efficiency ratio by adjusting for differences in tax treatment of interest income sources. The entire FTE adjustment is attributable to interest income on earning assets, which is used in computing the yield on earning assets. Interest expense and the related cost of interest-bearing liabilities and cost of funds ratios are not affected by the FTE components. The adjusted operating efficiency ratio (FTE) excludes, as applicable, the amortization of intangible assets, merger-related costs, gain (loss) on sale of securities, (loss) gain on CRE loan sale, and gain on sale of equity interest in CSP. This measure is similar to the measure used by the Company when analyzing corporate performance and is also similar to the measure used for incentive compensation. The Company believes this adjusted measure provides investors with important information about the continuing economic results of the Company’s operations. ADJUSTED OPERATING EARNINGS AND EFFICIENCY RATIO (Dollars in thousands, except per share amounts) For the three months ended For the year ended December 31, 2025 September 30, 2025 December 31, 2025 Operating Measures Net Income (GAAP) $ 111,966 $ 92,140 $ 273,715 Plus: Merger-related costs, net of tax 29,742 26,856 124,590 Plus: CECL Day 1 non-PCD loans and RUC provision expense, net of tax — — 77,742 Less: (Loss) gain on CRE loan sale, net of tax — (3,700) 8,405 Less: Gain on sale of equity interest in CSP, net of tax 340 — 10,994 Less: Gain (loss) on sale of securities, net of tax 2 3 (62) Adjusted operating earnings (non-GAAP) $ 141,366 $ 122,693 $ 456,710 Less: Dividends on preferred stock 2,967 2,967 11,868 Adjusted operating earnings available to common shareholders (non-GAAP) $ 138,399 $ 119,726 $ 444,842 Weighted average common shares outstanding, diluted 142,118,797 141,986,217 129,161,421 EPS available to common shareholders, diluted (GAAP) $ 0.77 $ 0.63 $ 2.03 Adjusted operating EPS available to common shareholders (non-GAAP) $ 0.97 $ 0.84 $ 3.44 Operating Efficiency Ratio Noninterest expense (GAAP) $ 243,243 $ 238,446 $ 895,570 Less: Amortization of intangible assets 17,692 18,145 59,668 Less: Merger-related costs 38,626 34,812 157,278 Adjusted operating noninterest expense (non-GAAP) $ 186,925 $ 185,489 $ 678,624 Noninterest income (GAAP) $ 57,000 $ 51,751 $ 219,436 Less: Gain (loss) on sale of securities 2 4 (81) Less: (Loss) gain on CRE loan sale — (4,805) 10,915 Less: Gain on sale of equity interest in CSP 457 — 14,757 Adjusted operating noninterest income (non-GAAP) $ 56,541 $ 56,552 $ 193,845 Net interest income (GAAP) $ 330,168 $ 319,210 $ 1,154,913 Noninterest income (GAAP) 57,000 51,751 219,436 Total revenue (GAAP) $ 387,168 $ 370,961 $ 1,374,349 Net interest income (FTE) (non-GAAP) $ 334,789 $ 323,629 $ 1,172,074 Adjusted operating noninterest income (non-GAAP) 56,541 56,552 193,845 Total adjusted revenue (FTE) (non-GAAP) $ 391,330 $ 380,181 $ 1,365,919 Efficiency ratio (GAAP) 62.83% 64.28% 65.16% Efficiency ratio FTE (non-GAAP) 62.09% 63.52% 64.36% Adjusted operating efficiency ratio (FTE) (non-GAAP) 47.77% 48.79% 49.68%

30 RECONCILIATION OF NON-GAAP DISCLOSURES The Company believes net interest income (FTE), total revenue (FTE), and total adjusted revenue (FTE), which are used in computing net interest margin (FTE), efficiency ratio (FTE) and adjusted operating efficiency ratio (FTE), provide valuable additional insight into the net interest margin and the efficiency ratio by adjusting for differences in tax treatment of interest income sources. The entire FTE adjustment is attributable to interest income on earning assets, which is used in computing the yield on earning assets. Interest expense and the related cost of interest-bearing liabilities and cost of funds ratios are not affected by the FTE components. NET INTEREST MARGIN (Dollars in thousands) For the three months ended December 31, 2025 September 30, 2025 Net interest income (GAAP) $ 330,168 $ 319,210 FTE adjustment 4,621 4,419 Net interest income (FTE) (non-GAAP) $ 334,789 $ 323,629 Noninterest income (GAAP) 57,000 51,751 Total revenue (FTE) (non-GAAP) $ 391,789 $ 375,380 Average earning assets $ 33,555,065 $ 33,563,417 Net interest margin (GAAP) 3.90% 3.77% Net interest margin (FTE) (non-GAAP) 3.96% 3.83%

31 RECONCILIATION OF NON-GAAP DISCLOSURES Tangible assets and tangible common equity are used in the calculation of certain profitability, capital, and per share ratios. The Company believes tangible assets, tangible common equity and the related ratios are meaningful measures of capital adequacy because they provide a meaningful base for period-to-period and company-to-company comparisons, which the Company believes will assist investors in assessing the capital of the Company and its ability to absorb potential losses. The Company believes tangible common equity is an important indication of its ability to grow organically and through business combinations, as well as its ability to pay dividends and to engage in various capital management strategies. The Company also calculates adjusted tangible common equity to tangible assets ratios to exclude AOCI, which is principally comprised of unrealized losses on AFS securities, and to include the impact of unrealized losses on HTM securities. The Company believes that each of these ratios enables investors to assess the Company's capital levels and capital adequacy without the effects of changes in AOCI, some of which are uncertain and difficult to predict, or assuming that the Company realized all previously unrealized losses on HTM securities at the end of the period, as applicable. TANGIBLE ASSETS, TANGIBLE COMMON EQUITY, AND LEVERAGE RATIO (Dollars in thousands, except per share amounts) As of December 31, 2025 As of September 30, 2025 Atlantic Union Atlantic Union Atlantic Union Atlantic Union Bankshares Bank Bankshares Bank Tangible Assets Ending Assets (GAAP) $ 37,585,754 $ 37,497,857 $ 37,072,733 $ 36,990,513 Less: Ending goodwill 1,733,287 1,733,287 1,726,386 1,726,386 Less: Ending amortizable intangibles 315,544 315,544 333,236 333,236 Ending tangible assets (non-GAAP) $ 35,536,923 $ 35,449,026 $ 35,013,111 $ 34,930,891 Tangible Common Equity Ending equity (GAAP) $ 5,006,398 $ 5,716,082 $ 4,917,058 $ 5,617,159 Less: Ending goodwill 1,733,287 1,733,287 1,726,386 1,726,386 Less: Ending amortizable intangibles 315,544 315,544 333,236 333,236 Less: Perpetual preferred stock 166,357 — 166,357 — Ending tangible common equity (non-GAAP) $ 2,791,210 $ 3,667,251 $ 2,691,079 $ 3,557,537 Net unrealized losses on HTM securities, net of tax $ (27,404) $ (27,404) $ (35,687) $ (35,687) Accumulated other comprehensive loss (AOCI) $ (256,087) $ (256,132) $ (283,108) $ (283,154) Common shares outstanding at end of period 141,776,886 141,732,071 Average equity (GAAP) $ 4,950,858 $ 5,644,166 $ 4,866,989 $ 5,536,815 Less: Average goodwill 1,726,933 1,726,933 1,711,081 1,711,081 Less: Average amortizable intangibles 324,099 324,099 342,064 342,064 Less: Average perpetual preferred stock 166,356 — 166,356 — Average tangible common equity (non-GAAP) $ 2,733,470 $ 3,593,134 $ 2,647,488 $ 3,483,670 Book value per common share (GAAP) $ 34.14 $ 33.52 Tangible book value per common share (non-GAAP) $ 19.69 $ 18.99 Tangible book value per common share, ex AOCI (non-GAAP) $ 21.49 $ 20.98

32 RECONCILIATION OF NON-GAAP DISCLOSURES Tangible assets and tangible common equity are used in the calculation of certain profitability, capital, and per share ratios. The Company believes tangible assets, tangible common equity and the related ratios are meaningful measures of capital adequacy because they provide a meaningful base for period-to-period and company-to-company comparisons, which the Company believes will assist investors in assessing the capital of the Company and its ability to absorb potential losses. The Company believes tangible common equity is an important indication of its ability to grow organically and through business combinations, as well as its ability to pay dividends and to engage in various capital management strategies. The Company also calculates adjusted tangible common equity to tangible assets ratios to exclude AOCI, which is principally comprised of unrealized losses on AFS securities, and to include the impact of unrealized losses on HTM securities. The Company believes that each of these ratios enables investors to assess the Company's capital levels and capital adequacy without the effects of changes in AOCI, some of which are uncertain and difficult to predict, or assuming that the Company realized all previously unrealized losses on HTM securities at the end of the period, as applicable. TANGIBLE ASSETS, TANGIBLE COMMON EQUITY, AND LEVERAGE RATIO (Dollars in thousands, except per share amounts) As of December 31, 2025 Atlantic Union Atlantic Union Bankshares Bank Common equity to total assets (GAAP) 12.9% 15.2% Tangible equity to tangible assets (non-GAAP) 8.3% 10.3% Tangible equity to tangible assets, incl net unrealized losses on HTM securities (non-GAAP) 8.2% 10.3% Tangible common equity to tangible assets (non-GAAP) 7.9% 10.3% Tangible common equity to tangible assets, incl net unrealized losses on HTM securities (non-GAAP) 7.8% 10.3% Tangible common equity to tangible assets, ex AOCI (non-GAAP) 8.6% Leverage Ratio Tier 1 capital $ 3,240,423 $ 3,952,859 Total average assets for leverage ratio $ 35,602,493 $ 35,521,849 Leverage ratio 9.1% 11.1% Leverage ratio, incl AOCI and net unrealized losses on HTM securities (non-GAAP) 8.3% 10.3%

33 RECONCILIATION OF NON-GAAP DISCLOSURES All regulatory capital ratios at December 31, 2025 are estimates and subject to change pending the Company’s filing of its FR Y-9C. In addition to these regulatory capital ratios, the Company adjusts certain regulatory capital ratios to include the impacts of AOCI, which the Company has elected to exclude from regulatory capital ratios under applicable regulations, and net unrealized losses on HTM securities, assuming that those unrealized losses were realized at the end of the period, as applicable. The Company believes that each of these ratios help investors to assess the Company's regulatory capital levels and capital adequacy. RISK-BASED CAPITAL RATIOS (Dollars in thousands) As of December 31, 2025 Atlantic Union Bankshares Atlantic Union Bank Risk-Based Capital Ratios Net unrealized losses on HTM securities, net of tax $ (27,404) $ (27,404) Accumulated other comprehensive loss (AOCI) $ (256,087) $ (256,132) Common equity tier 1 capital $ 3,074,067 $ 3,952,859 Tier 1 capital $ 3,240,423 $ 3,952,859 Total capital $ 4,232,522 $ 4,245,840 Total risk-weighted assets $ 30,446,673 $ 30,361,978 Common equity tier 1 capital ratio 10.1% 13.0% Common equity tier 1 capital ratio, incl AOCI and net unrealized losses on HTM securities (non-GAAP) 9.2% 12.1% Tier 1 capital ratio 10.6% 13.0% Tier 1 capital ratio, incl AOCI and net unrealized losses on HTM securities (non-GAAP) 9.7% 12.1% Total capital ratio 13.9% 14.0% Total capital ratio, incl AOCI and net unrealized losses on HTM securities (non-GAAP) 13.0% 13.1%

34 RECONCILIATION OF NON-GAAP DISCLOSURES Tangible assets and tangible common equity are used in the calculation of certain profitability, capital, and per share ratios. The Company believes tangible assets, tangible common equity and the related ratios are meaningful measures of capital adequacy because they provide a meaningful base for period-to-period and company-to-company comparisons, which the Company believes will assist investors in assessing the capital of the Company and its ability to absorb potential losses. The Company believes tangible common equity is an important indication of its ability to grow organically and through business combinations as well as its ability to pay dividends and to engage in various capital management strategies. The Company believes that ROTCE is a meaningful supplement to GAAP financial measures and is useful to investors because it measures the performance of a business consistently across time without regard to whether components of the business were acquired or developed internally. Adjusted operating measures exclude, as applicable, merger-related costs, the CECL Day 1 non-PCD loans and RUC provision expense, gain (loss) on sale of securities, (loss) gain on CRE loan sale, gain on sale of equity interest in CSP and amortization of intangible assets. The Company believes these non-GAAP adjusted measures provide investors with important information about the continuing economic results of the Company’s operations. OPERATING MEASURES (Dollars in thousands) For the three months ended For the year ended December 31, 2025 September 30, 2025 December 31, 2025 Return on average assets (ROA) Average assets (GAAP) $ 37,356,117 $ 37,377,383 $ 34,380,986 ROA (GAAP) 1.19% 0.98% 0.80% Adjusted operating ROA (non-GAAP) 1.50% 1.30% 1.33% Return on average equity (ROE) Adjusted operating earnings available to common shareholders (non-GAAP) $ 138,399 $ 119,726 $ 444,842 Plus: Amortization of intangibles, tax effected 13,977 14,335 47,138 Adjusted operating earnings available to common shareholders before amortization of intangibles (non-GAAP) $ 152,376 $ 134,061 $ 491,980 Average equity (GAAP) $ 4,950,858 $ 4,866,989 $ 4,446,839 Less: Average goodwill 1,726,933 1,711,081 1,592,391 Less: Average amortizable intangibles 324,099 342,064 277,977 Less: Average perpetual preferred stock 166,356 166,356 166,356 Average tangible common equity (non-GAAP) $ 2,733,470 $ 2,647,488 $ 2,410,115 ROE (GAAP) 8.97% 7.51% 6.16% Return on tangible common equity (ROTCE) Net Income available to common shareholders (GAAP) $ 108,999 $ 89,173 $ 261,847 Plus: Amortization of intangibles, tax effected 13,977 14,335 47,138 Net Income available to common shareholders before amortization of intangibles (non-GAAP) $ 122,976 $ 103,508 $ 308,985 ROTCE (non-GAAP) 17.85% 15.51% 12.82% Adjusted operating ROTCE (non-GAAP) 22.12% 20.09% 20.41%

35 RECONCILIATION OF NON-GAAP DISCLOSURES Pre-tax pre-provision adjusted earnings excludes, as applicable, the provision for credit losses, which can fluctuate significantly from period-to-period under the CECL methodology, income tax expense, merger-related costs, gain on sale of securities, loss on CRE loan sale, and gain on sale of equity interest in CSP. The Company believes this adjusted measure provides investors with important information about the continuing economic results of the Company’s operations. PRE-TAX PRE-PROVISION ADJUSTED OPERATING EARNINGS (Dollars in thousands) For the three months ended December 31, 2025 September 30, 2025 Net income (GAAP) $ 111,966 $ 92,140 Plus: Provision for credit losses 2,211 16,233 Plus: Income tax expense 29,748 24,142 Plus: Merger-related costs 38,626 34,812 Less: Gain on sale of securities 2 4 Less: Loss on CRE loan sale — (4,805) Less: Gain on sale of equity interest in CSP 457 — PTPP adjusted operating earnings (non-GAAP) $ 182,092 $ 172,128